UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 22, 2011
US AIRWAYS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8444	54-1194634

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Rio Salado Parkway Tempe, Arizona		85281

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (480) 693-0800
N/A
(Former name or former address if changed since last report.)
US AIRWAYS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8442	53-0218143

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Rio Salado Parkway Tempe, Arizona		85281

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (480) 693-0800
N/A
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 22, 2011, US Airways Group, Inc. (“US Airways Group”) announced that J. Steven Whisler has elected to resign as a director of US Airways Group and US Airways, Inc., effective December 31, 2011. A copy of the press release announcing Mr. Whisler’s resignation is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description

99.1	Press Release dated November 22, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, US Airways Group, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways Group, Inc.
Date: November 22, 2011	By:	/s/ Stephen L. Johnson
Stephen L. Johnson
Executive Vice President - Corporate and Government Affairs
Pursuant to the requirements of the Securities Exchange Act of 1934, US Airways, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways, Inc.
Date: November 22, 2011	By:	/s/ Stephen L. Johnson
Stephen L. Johnson
Executive Vice President - Corporate and Government Affairs

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated November 22, 2011